IOWA TAX FREE FUND


                                  ANNUAL REPORT


                             Dated December 31, 1995




Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur ARIZONA Tax Free Fund          Voyageur MINNESOTA Tax Free Fund
Voyageur CALIFORNIA Tax Free Fund       Voyageur NATIONAL Tax Free Fund
Voyageur COLORADO Tax Free Fund         Voyageur NEW MEXICO Tax Free Fund
Voyageur FLORIDA Tax Free Fund          Voyageur NORTH DAKOTA Tax Free Fund
Voyageur IDAHO Tax Free Fund            Voyageur UTAH Tax Free Fund
Voyageur IOWA Tax Free Fund             Voyageur WISCONSIN Tax Free Fund
Voyageur KANSAS Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

Voyageur ARIZONA Insured                Voyageur MISSOURI Insured
  Tax Free Fund                           Tax Free Fund
Voyageur CALIFORNIA Insured             Voyageur NATIONAL Insured
  Tax Free Fund                           Tax Free Fund
Voyageur FLORIDA                        Voyageur OREGON
  Tax Free Fund                           Tax Free Fund
Voyageur MINNESOTA Insured Fund         Voyageur WASHINGTON
                                          Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited
Voyageur MINNESOTA Limited Term Tax Free Fund           Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

Voyageur AGGRESSIVE GROWTH Fund       Voyageur GROWTH Stock Fund
Voyageur GROWTH AND INCOME Fund       Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

Voyageur CALIFORNIA MUNICIPAL CASH Series   Voyageur MUNICIPAL CASH Series
Voyageur FLORIDA MUNICIPAL CASH Series      Voyageur OHIO MUNICIPAL CASH Series
Voyageur GOVERNMENT CASH Series             Voyageur PRIME CASH Series
Voyageur MINNESOTA MUNICIPAL CASH Series    Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).


Dear Shareholder:

1995 was an excellent year for municipal bond fund investors and I am pleased to report that your Fund did extremely well.

As you may recall, the previous year, 1994, represented one of the most difficult years for fixed income investors since the 1920s. Voyageur's investment strategy, however, emphasizes total return over the long term. Shareholders who maintained a long term outlook through 1994 are to be congratulated for their patience. This patience was rewarded in 1995.

Two of the major factors contributing to the resurgence of the municipal bond market this past year were:

* Progressively lower interest rates throughout the year. (Falling interest rates directly increases the value of your Fund's portfolio, and hence, your shares.)

* A narrowing "spread" between yields on higher quality bonds versus lower quality bonds. (Your Fund benefited from maintaining a large position in quality bonds.)

In the following pages, Steve Eldredge, the Portfolio Manager, will elaborate on these and other points of interest regarding the municipal bond market in 1995. He will also share Voyageur's economic outlook for the next fiscal year.

Finally, I'd like to apprise you of the amount of capital appreciation and current income generated by the Fund on your behalf in 1995.

                                                                                                   TOTAL NET
                                             NET ASSET        NET ASSET                             ASSETS
                                               VALUE            VALUE           DIVIDENDS           END OF
                                             BEGINNING           END            PAID PER            PERIOD
PERIOD                                       OF PERIOD        OF PERIOD           SHARE             (000'S)
------                                      -----------       ---------           -----            --------
Period ended December 31, 1995:
   Class A Shares                             $8.56             $9.83             $0.47             $42,374
   Class B Shares                              9.18*             9.83              0.30                 819
   Class C Shares                              8.55**            9.83              0.37                 462

_________________________________
 * Net asset value at March 24, 1995 (commencement of operations)
** Net asset value at January 4, 1995 (commencement of operations)

I will be reporting to you again in August, 1996 to review the first half of the coming year. In the interim, if you have any questions or comments about your Fund, please call Voyageur's Shareholder Services Department at (800)545-3863 or your financial advisor.

Thank you for investing with Voyageur.

Sincerely,


John G. Taft
President
Voyageur Iowa Tax Free Fund


FUND INVESTMENT OBJECTIVE AND STRATEGY

The primary objective of the Voyageur Iowa Tax Free Fund is to seek as high a level of current income exempt from federal income tax and from state income tax as is consistent with preservation of capital.

The Iowa Tax Free Fund generally invests in long-term, quality municipal bonds. The Fund is exempt from federal income tax and Iowa state income tax. We believe that investment grade bonds for the Iowa Tax Free Fund offer the best value in today's interest rate environment.

DISCUSSION OF FUND PERFORMANCE
by Steven P. Eldredge

MR. ELDREDGE IS THE PORTFOLIO MANAGER OF THE VOYAGEUR IOWA TAX FREE FUND AS WELL AS A SENIOR VICE PRESIDENT FOR VOYAGEUR FUND MANAGERS. HE HAS SPECIALIZED IN THE MUNICIPAL BOND MARKET SINCE 1978.

We at Voyageur are pleased to report the 1995 performance results of the Voyageur Iowa Tax Free Fund. For the fiscal year ending December 31, 1995, the Fund achieved a total return of +20.80% (for Class 'A' shares, assuming purchase of shares at net asset value and reinvestment of dividend and capital gains). For additional information about total returns achieved by the Fund over other time frames and including the effect of sales charges, please refer to the chart on page 7.

FACTORS AFFECTING FUND PERFORMANCE IN 1995

As previously discussed, a general downward trend in prevailing interest rates had a positive impact on the net asset value of Fund shares in 1995. The Fund was able to achieve an excellent total return relative to other state municipal bond funds during this period. (According to Lipper Analytical Services, your Fund was ranked #1 of 53 "Other States" municipal bond funds for total return in 1995. The Lipper "Other States" group's total return averaged +16.28% during this period.) Keep in mind, however, that past performance does not guarantee future results.

Your Fund was able to capture significant capital appreciation through duration management. Longer duration funds experience wider fluctuations in market prices than shorter duration funds. The Voyageur Iowa Tax Free Fund started 1995 with an average weighted duration of over 11.7 years which allowed for a significant increase in net asset value. After having captured this market rally, the duration of the Fund was systematically reduced, closing the year at approximately 9 years.

The Voyageur Iowa Tax Free Fund also benefited from relative changes in value between high quality bonds and lower quality bonds. As interest rate spreads between these two classes of municipal bonds narrowed, high quality bonds (which had been dramatically oversold during the 1994 bear market) gained significant relative value. As of December 31, 1995 the Fund was comprised of 22% AAA and/or Aaa bonds, and 100% of the Fund was held in investment grade securities.

Finally, supply and demand trends of Iowa municipal bonds benefited Fund shareholders. New issuance of municipal bonds remained low. A lower level of supply of Iowa bonds favors existing bond holders, particularly large institutional buyers, such as mutual funds.

OUTLOOK FOR 1996

Our outlook for the Iowa municipal bond market remains bullish. However, we do not anticipate as significant levels of total return in the upcoming year as was achieved in 1995.

Our 1996 economic outlook calls for:

* CONTINUED LOW RATES OF INFLATION. We expect a Consumer Price Index (CPI) increase of from 2.5% to 2.8%.

* SLOWING OF ECONOMIC GROWTH. In 1995 U.S. Gross Domestic Product (GDP) climbed about 3%. Voyageur's 1996 projection for GDP calls for an increase of about 2.4%.

* STABLE TO SLIGHTLY DECLINING INTEREST RATES. During 1995 the Federal Reserve Board encouraged lower interest rates by reducing the Federal Funds Rate by a total of .5%. (Rates were subsequently lowered by an additional .25% in February 1996.) We expect further reductions of .5% to .75%, which will likely occur well in advance of the November elections.

In conclusion, Voyageur believes the municipal bond market will have a good year in 1996. However, we advise against expectations of total return levels achieved in 1995.

PURSUANT TO RULE 232.304(a) OF REGULATION S-T THE FOLLOWING IS A TABULAR REPRESENTATION OF A LINE GRAPH FOR VOYAGEUR IOWA TAX FREE FUND PORTFOLIO
ABSTRACT FOR THE PERIOD ENDED DECEMBER 31, 1995. THE DATA REPRESENTS THE CUMULATIVE TOTAL RETURN OF A HYPOTHETICAL INVESTMENT IN CLASS A SHARES OF
$10,000  MADE ON THE DATE THE FUND  COMMENCED  OPERATIONS  THROUGH  DECEMBER 31,
1995.

         ENDING VALUE  ENDING VALUE   ENDING VALUE
          WITH SALES  WITHOUT SALES   LEHMAN BROS.
DATE       CHARGE      CHARGE        BOND INDEX
----       ------      ------        ----------
Sep-93     9625        10000           10000
Sep-93     9767.37     10147.92        10126
Oct-93     9808.67     10190.82        10144.2268
Nov-93     9626.16     10001.21        10032.6403
Dec-93     9831.78     10214.84        10274.4269
Jan-94     9920.36     10306.86        10403.8847
Feb-94     9625.43     10000.45        10094.8893
Mar-94     9259.56      9620.33         9562.88868
Apr-94     9179.46      9537.1          9641.30437
May-94     9337.54      9701.34         9755.07176
Jun-94     9257.28      9617.95         9657.52104
Jul-94     9377.88      9743.25         9878.67827
Aug-94     9367.82      9732.8          9906.33857
Sep-94     9164.91      9521.99         9708.2118
Oct-94     8869.7       9215.27         9451.915
Nov-94     8634.62      8971.03         9230.7402
Dec-94     8818.6       9162.18         9520.58545
Jan-95     9055.05      9407.85         9892.84035
Feb-95     9448.01      9816.11        10251.9505
Mar-95     9582.4       9955.74        10368.8227
Apr-95     9622.95      9997.87        10366.7489
May-95     9936.98     10324.13        10757.5754
Jun-95     9809.29     10191.47        10591.9087
Jul-95     9903.71     10289.57        10646.9866
Aug-95     9956.47     10344.38        10792.8504
Sep-95    10019.74     10410.12        10878.1139
Oct-95    10211.93     10609.79        11109.8177
Nov-95    10448.3      10855.38        11355.3447
Dec-95    10652.72     11067.77        11514.3195

                          VOYAGEUR IOWA TAX FREE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                                (CLASS A SHARES)
                                ----------------

                                                   Since
                                         1 Year   9/1/93**
                                         ------   --------
               Without Sales Charge       20.80%   4.44%
               With Sales Charge*         16.27%   2.75%
               Lehman Bros. 20 Year       20.94%   6.23%
               Municipal Bond Index

                          VOYAGEUR IOWA TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS B SHARES)
                                ----------------

                                                    SINCE
                                                  3/24/95**
                                                  ---------
               Without Contingent                  10.62%
               Deferred Sales Charge
               With Contingent                     6.62%
               Deferred Sales Charge***

                          VOYAGEUR IOWA TAX FREE FUND
                                 TOTAL RETURNS
                                (CLASS C SHARES)
                                ----------------

                                SINCE
                                1/4/95**
                                --------
                                19.66%

  * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
*** Assumes redemption on December 31, 1995.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Voyageur Mutual Funds, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Iowa Tax Free Fund (a fund within Voyageur Mutual Funds, Inc.) as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year ended December 31, 1995, the four-month period ended December 31, 1994 and the year ended August 31, 1994. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Voyageur Iowa Tax Free Fund at December 31, 1995 and the results of its operations, and the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



                                        KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 9, 1996

VOYAGEUR IOWA TAX FREE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                     DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
           ASSETS
Investments in securities, at market value (note 1)
   (identified cost: $41,327,946)...............................................              $42,987,966
Accrued interest receivable.....................................................                  793,225
Receivable for Fund shares sold.................................................                    6,738
Receivable for investment securities sold.......................................                  497,368
Organizational costs (note 4)...................................................                   17,729
                                                                                              -----------
     Total assets...............................................................               44,303,026
                                                                                              -----------

           LIABILITIES
Bank overdraft..................................................................                   71,065
Dividends payable to shareholders...............................................                  174,263
Payable for investment securities purchased.....................................                  360,569
Distribution fees payable.......................................................                    4,490
Other accrued expenses..........................................................                   37,910
                                                                                              -----------
     Total liabilities..........................................................                  648,297
                                                                                              -----------

NET ASSETS APPLICABLE TO OUTSTANDING SHARES.....................................              $43,654,729
                                                                                              ===========

Represented by:
   Capital Stock - $.01 par value (note 1)......................................             $     44,391
   Additional paid-in capital...................................................               43,533,305
   Undistributed net investment income (note 1).................................                    5,656
   Accumulated net realized loss on investments.................................               (1,588,643)
   Unrealized appreciation of investments.......................................                1,660,020
                                                                                              -----------

     NET ASSETS.................................................................              $43,654,729
                                                                                              ===========

Net assets applicable to outstanding Class A Shares.............................              $42,374,064
                                                                                              ===========
Net assets applicable to outstanding Class B Shares.............................              $   818,943
                                                                                              ===========
Net assets applicable to outstanding Class C Shares.............................              $   461,722
                                                                                              ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - 4,308,823 Shares of Capital Stock outstanding (note 5).............                    $9.83
                                                                                                    =====
   Class B - 83,299 Shares of Capital Stock outstanding (note 5)................                    $9.83
                                                                                                    =====
   Class C - 46,987 Shares of Capital Stock outstanding (note 5)................                    $9.83
                                                                                                    =====


See accompanying notes to financial statements.

VOYAGEUR IOWA TAX FREE FUND
STATEMENT OF OPERATIONS                                                      YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------
Investment income:
   Interest................................................................                    $2,154,409
                                                                                               ----------

Expenses (note 3):
   Investment advisory and management fee..................................                       193,451
   Dividend-disbursing, administrative and accounting services fees........                        85,579
   Distribution fee - Class A..............................................                        95,497
   Distribution fee - Class B..............................................                         2,753
   Distribution fee - Class C..............................................                         2,373
   Printing, postage and supplies..........................................                         3,532
   Audit and accounting fees...............................................                        10,082
   Legal fees..............................................................                         1,039
   Directors' fees.........................................................                         1,426
   Registration fees.......................................................                           974
   Custodian fees..........................................................                        10,646
   Amortization of organizational costs....................................                         3,362
   Other  .................................................................                         3,135
                                                                                               ----------
     Total expenses........................................................                       413,849
   Less:  Expenses waived or absorbed......................................                      (132,207)
                                                                                              ----------
   Net expenses before earnings credits on uninvested cash.................                       281,642
   Less:  Earnings credits on uninvested cash..............................                       (10,646)
                                                                                              ----------
     Total net expenses ...................................................                       270,996
                                                                                              ----------
     Investment income - net...............................................                     1,883,413
                                                                                              ----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2).........................                     (210,045)
   Net change in unrealized appreciation or depreciation of investments....                     5,476,857
                                                                                              -----------
     Net gain on investments...............................................                     5,266,812
                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                    $7,150,225
                                                                                               ==========


See accompanying notes to financial statements.

VOYAGEUR IOWA TAX FREE FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------
                                                                    YEAR            FOUR MONTHS         YEAR
                                                                    ENDED              ENDED             ENDED
                                                                 DECEMBER 31,       DECEMBER 31,       AUGUST 31,
Operations:                                                          1995           1994 (NOTE 1)         1994
                                                                 -----------         -----------       -----------
   Investment income - net....................................   $ 1,883,413         $   647,387       $ 1,247,257
   Realized loss on investments - net.........................      (210,045)           (145,424)       (1,233,174)
   Net change in unrealized appreciation (depreciation)
     of investments...........................................     5,476,857          (2,619,989)       (1,196,848)
                                                                 -----------         -----------       -----------
       Net increase (decrease) in net assets
         resulting from operations............................     7,150,225          (2,118,026)       (1,182,765)
                                                                 -----------         -----------       -----------

Distributions to shareholders from:
   Investment income - net:
     Class A..................................................    (1,930,689)           (582,290)       (1,246,521)
     Class B..................................................       (10,623)                N/A               N/A
     Class C..................................................         (8,928)               N/A               N/A
                                                                 -----------         -----------       -----------
       Total distributions....................................    (1,950,240)           (582,290)       (1,246,521)
                                                                 -----------         -----------       -----------

Capital share transactions (note 5): Proceeds from sale of shares (note 3):
     Class A..................................................     8,551,193           5,509,121        52,201,576
     Class B..................................................       774,814                 N/A               N/A
     Class C..................................................       436,983                 N/A               N/A
   Net asset value of shares issued in  reinvestment of
     net investment income distributions:
       Class A................................................     1,262,488             291,983           779,917
       Class B................................................         7,327                 N/A               N/A
       Class C................................................         1,141                 N/A               N/A
   Payments for redemption of shares:
     Class A..................................................    (4,952,018)         (9,396,688)      (11,883,473)
     Class B..................................................            (9)                N/A               N/A
     Class C..................................................            (9)                N/A               N/A
                                                                 -----------         -----------       -----------
   Increase (decrease) in net assets from
     capital share transactions...............................     6,081,910          (3,595,584)       41,098,020
                                                                 -----------         -----------       -----------
       Total increase (decrease) in net assets................    11,281,895          (6,295,900)       38,668,734
Net assets at beginning of period.............................    32,372,834          38,668,734                --
                                                                 -----------         -----------       -----------
Net assets at end of period (including undistributed net
   investment income of $5,656, $69,633 and
     $3,586, respectively)....................................   $43,654,729         $32,372,834       $38,668,734
                                                                 ===========         ===========       ===========

See accompanying notes to financial statements.

VOYAGEUR IOWA TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The Voyageur Iowa Tax Free Fund (the Fund) is one of a series of several funds within Voyageur Mutual Funds, Inc., which is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds
     The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares, first offered in 1995, may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the level of distribution fees charged differs between classes - income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
     Pursuant to its articles of incorporation, Voyageur Mutual Funds, Inc., has 10 trillion shares of authorized capital stock that may be issued. Effective December 31, 1994, the Fund changed its fiscal year end from August 31 to December 31.
     The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
     Securities are valued at fair value as determined by the Board of Directors. Determination of fair value involves, among other things, using pricing services or prices quoted by independent brokers. Short-term securities are valued at amortized cost which approximates market value.
     Security  transactions  are  accounted for on the date the  securities  are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
     The Fund concentrates its investments in limited geographical areas, and therefore may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
     Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
     The  Fund's  policy  is to comply  with the  requirements  of the  Internal
Revenue Code applicable to regulated investment companies and to distribute income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.
     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made to increase undistributed net investment income and decrease additional paid-in capital by $2,850 for the Fund.
     For federal income tax purposes, the Fund had capital loss carryovers of $1,451,526 at December 31, 1995, that will expire in 2001 through 2004 if not offset by subsequent capital gains. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
     Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be paid throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2)  INVESTMENT SECURITIES TRANSACTIONS
     Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $13,301,354 and $8,174,294, respectively, for the year ended December 31, 1995.

(3)  EXPENSES
     The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets on an annual basis. During the year ended December 31, 1995, Voyageur voluntarily absorbed $45,000 excluding waiver of distribution fees and expense reductions.
     The Fund will also pay a fee to Voyageur for acting as the Fund's dividend disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to 1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of pocket expense in connection with the performance of dividend-disbursing, administrative and accounting services.

     All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and Class C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1995, Fund Distributors voluntarily waived Class A distribution fees of $86,503 and Class B distribution fees of $704. The Fund earned $10,646 in credits on uninvested cash balances held by the Fund at the custodian during the year ended December 31, 1995. These credits were used to reduce certain fees for various custodial, pricing and accounting services provided by the custodian bank. Sales charges paid by Class A shareholders were $223,046. Of this amount, Fund Distributors received $40,943.

(4)  ORGANIZATIONAL COSTS
     Organizational costs are being amortized over 60 months on an inverse acceleration (sum-of-the-years' digits) basis. If Voyageur redeems any or all of its shares in the Fund representing initial capital prior to the end of the 60-month amortization period, Voyageur will reimburse the Fund for the unamortized balance in the same proportion as the number of shares redeemed bear to the number of initial shares outstanding at the time of redemption.

(5)  SHARE TRANSACTIONS
Transactions in shares of capital stock during each period were as follows:

                                                                         CLASS A
                                                 ------------------------------------------------------
                                                     YEAR               FOUR MONTHS            YEAR
                                                     ENDED                 ENDED               ENDED
                                                 DECEMBER 31,          DECEMBER 31,         AUGUST 31,
                                                     1995                  1994                1994
                                                 ------------          ------------         -----------
Shares sold..............................            922,331               641,186            5,337,996
Shares issued for
   reinvested distributions..............            136,932                33,625               81,930
Shares redeemed..........................           (530,158)           (1,073,107)          (1,241,912)
                                                  -----------          ------------        -------------
Increase in shares outstanding...........            529,105              (398,296)           4,178,014
                                                  ===========          ============        =============

                                                             CLASS B                 CLASS C
                                                          ------------            ------------
                                                           PERIOD FROM             PERIOD FROM
                                                            MARCH 24,              JANUARY 4,
                                                            1995* TO                1995* TO
                                                          DECEMBER 31,            DECEMBER 31,
                                                              1995                    1995
                                                          ------------            ------------
Shares sold.............................                      82,523                   46,867
Shares issued for
   reinvested distributions.............                         777                      121
Shares redeemed.........................                          (1)                      (1)
                                                            --------                 --------
Increase in shares outstanding..........                      83,299                   46,987
                                                            ========                 ========

_________________________________
*  Commencement of operations.


(6)  FINANCIAL HIGHLIGHTS

     Per share data (rounded to the nearest cent) for a share of capital stock outstanding and selected information for each period are as follows:

                                                        CLASS A                        CLASS B          CLASS C
                                      ------------------------------------------   -------------     ------------
                                                                                     PERIOD FROM      PERIOD FROM
                                          YEAR         FOUR MONTHS       YEAR         MARCH 24,       JANUARY 4,
                                          ENDED           ENDED          ENDED       1995(e) TO       1995(e) TO
                                      DECEMBER 31,    DECEMBER 31,    AUGUST 31,    DECEMBER 31,     DECEMBER 31,
                                          1995            1994           1994           1995             1995
                                      ------------    ------------    ----------    ------------     ------------
Net asset value:
   Beginning of period................    $8.56          $9.26         $10.00           $9.18           $8.55
                                          -----          -----         ------           -----           -----

Operations:
   Net investment income..............      .45            .17            .49             .31             .37
   Net realized and unrealized
     gain (loss) on investments.......     1.29           (.72)          (.74)            .64            1.28
                                          -----          -----         ------           -----           -----
       Total from operations..........     1.74           (.55)          (.25)            .95            1.65
                                          -----         -------       --------         ------           -----

Distributions to shareholders:
   From net investment income(a)......     (.47)          (.15)          (.49)           (.30)           (.37)
                                          -----          -----         ------           -----           -----
Net asset value:
   End of period......................     $9.83         $8.56         $ 9.26            $9.83           $9.83
                                           =====         =====         ======            =====           =====

Total investment return (b)...........    20.80%        (5.86)%        (2.67)%          10.62%          19.66%
Net assets at end of period
   (000's omitted)....................   $42,374        $32,373        $38,669            $819            $462

Ratios:
   Ratio of expenses to average
     daily net assets (f).............      .72%        .11%(d)           .12%        1.28%(d)        1.61%(d)
   Ratio of net investment income to
     average daily net assets.........     4.88%       5.71%(d)          4.89%        4.06%(d)        3.74%(d)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c)...............     1.06%       1.25%(d)          1.25%        1.65%(d)       1.72%(d)
           Net investment income......     4.54%       4.57%(d)          3.76%        3.69%(d)        3.63%(d)
Portfolio turnover rate
   (excluding short-term securities)..    21.67%          7.18%        119.35%          21.67%          21.67%

See accompanying notes to Financial Highlights.

(6)  FINANCIAL HIGHLIGHTS (CONTINUED)

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of the Fund's average daily net assets for Class A Shares and 1.00% of the Fund's average daily net assets for Class B and C Shares.
(d)  Annualized.
(e)  Commencement of operations.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.


VOYAGEUR IOWA TAX FREE FUND
INVESTMENTS IN SECURITIES (CONTINUED)                                                             DECEMBER 31, 1995
-------------------------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                                           COUPON                MARKET
    ($000)        NAME OF ISSUER (c)                                                  RATE    MATURITY    VALUE (a)
-------------------------------------------------------------------------------------------------------------------
             (PERCENTAGE  OF EACH  INVESTMENT  CATEGORY  RELATES  TO  TOTAL  NET ASSETS.)
             MUNICIPAL BONDS (98.5%):
             ESCROWED WITH U.S. GOVERNMENT BONDS (4.2%):
             ------------------------------------------------------------------------------------------------------
   $1,500    Virgin Island Public Finance Authority Series A........................  7.30%    10-01-18 $ 1,846,875
                                                                                                        -----------
             UTILITY (35.6%):
             ------------------------------------------------------------------------------------------------------
      750    Iowa Finance Authority State Revolving Fund............................  5.25     05-01-15     755,625
    8,055    Iowa Finance Authority State Revolving Fund............................  5.20     05-01-23   8,055,000
    1,000    Iowa Finance Authority State Revolving Fund............................  6.25     05-01-24   1,076,250
    1,000    Puerto Rico Commonwealth Aqueduct & Sewer Authority....................  6.25     07-01-13   1,097,450
      380    Puerto Rico Commonwealth Aqueduct & Sewer Authority....................  5.00(e)  07-01-15     360,935
    1,000    Puerto Rico Electric Power Authority Revenue...........................  6.25     07-01-17   1,050,470
    1,000    Puerto Rico Electric Power Authority Revenue...........................  6.00     07-01-14   1,036,630
    2,120    Puerto Rico Telephone Authority Revenue................................  5.50     01-01-22   2,125,957
                                                                                                        -----------
                                                                                                         15,558,317
                                                                                                        -----------
             TRANSPORTATION (8.0%):
             ------------------------------------------------------------------------------------------------------
    1,450    Guam Highway (FSA Insured).............................................  6.30     05-01-12   1,555,125
    1,500    Puerto Rico Commonwealth Highway & Transportation Revenue..............  5.25     07-01-21   1,450,905
      500    Puerto Rico Commonwealth Highway & Transportation Revenue..............  5.00     07-01-22     465,210
                                                                                                        -----------
                                                                                                          3,471,240
                                                                                                        -----------
             INDUSTRIAL (23.3%):
             ------------------------------------------------------------------------------------------------------
    2,000    Iowa Finance Authority Correctional Facility...........................  5.70     06-15-14   2,057,300
       90    Iowa Finance Authority Underground Storage Tank........................  6.00     07-01-10      94,950
    7,500    Iowa Finance Authority Underground Storage Tank........................  5.13     07-01-14   7,481,250
      500    Lee County Urban Renewal Revenue - Keokuk Waste Treatment..............  6.40     06-01-07     536,820
                                                                                                        -----------
                                                                                                         10,170,320
                                                                                                        -----------
             EDUCATION (10.9%):
             ------------------------------------------------------------------------------------------------------
      500    Iowa State University - Board of Regents...............................  4.60     07-01-10     479,375
      500    Iowa State University - Board of Regents...............................  4.63     07-01-11     477,500
      475    University of Northern Iowa - Board of Regents.........................  4.63     07-01-10     456,594
      515    University of Northern Iowa - Board of Regents.........................  4.63     07-01-11     491,825
      150    University of Northern Iowa - Board of Regents.........................  5.00     07-01-11     149,250
      160    University of Northern Iowa - Board of Regents.........................  5.00     07-01-12     158,200
      170    University of Northern Iowa - Board of Regents.........................  5.00     07-01-13     168,088
      180    University of Northern Iowa - Board of Regents.........................  5.00     07-01-14     176,850
      180    University of Northern Iowa - Board of Regents.........................  5.00     07-01-15     175,725
    1,000    University of Puerto Rico Revenue (MBIA Insured).......................  5.50     06-01-15   1,012,500
    1,000    University of Puerto Rico Revenue (MBIA Insured).......................  5.25     06-01-25     992,500
                                                                                                        -----------
                                                                                                          4,738,407
                                                                                                        -----------
             HEALTH CARE (2.9%):
             ------------------------------------------------------------------------------------------------------
    1,200    Puerto Rico Hospital Revenue - Hospital Auxilio Mutuo (MBIA Insured)...  6.25     07-01-24   1,281,000
                                                                                                        -----------
             OTHER REVENUE (13.6%):
             ------------------------------------------------------------------------------------------------------
    1,000    Puerto Rico Housing Bank & Finance Agency (GNMA Insured)............... 6.25(d)   04-01-29   1,018,750
    1,700    Puerto Rico Municipal Finance Authority (FSA Insured)..................  6.00     07-01-14   1,787,125
    1,000    Puerto Rico Public Building Authority Revenue..........................  5.75     07-01-16   1,011,510
    1,000    Puerto Rico Public Building Authority Revenue..........................  5.75     07-01-15   1,011,880
    1,100    Puerto Rico Public Building Authority Revenue..........................  5.50     07-01-21   1,092,542
                                                                                                        -----------
                                                                                                          5,921,807
                                                                                                        -----------

             TOTAL INVESTMENTS IN SECURITIES (cost: $41,327,946) (b)                                    $42,987,966
                                                                                                        ===========

NOTES TO INVESTMENTS IN SECURITIES
----------------------------------

(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) The cost of securities for federal income tax purposes is $41,465,063. The aggregate gross unrealized appreciation and depreciation of securities based on this cost are as follows:

                     GROSS              GROSS                NET
                  UNREALIZED         UNREALIZED          UNREALIZED
                 APPRECIATION       DEPRECIATION        APPRECIATION
                 ------------       ------------        ------------
                  $1,608,101          $(85,198)          $1,522,903

(c) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

        AAA/AAA         AA/AA         A/A           BAA/BBB         TOTAL
        -------         -----         ---           -------         -----
          22%            1%           74%             3%            100%

(d)  Security subject to the Alternative Minimum Tax.
(e) At December 31, 1995, the cost of securities purchased on a when issue basis was $358,933.

FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1995 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1996, the Fund separately provided each shareholder with tax information for calendar year 1995.

                                                          PER CLASS            PER CLASS            PER CLASS
                                                           A SHARE              B SHARE              C SHARE
                                                           -------              -------              -------
                                                            YEAR              PERIOD FROM          PERIOD FROM
                                                            ENDED           MARCH 24, 1995       JANUARY 4, 1995
                                                        DECEMBER 31,        TO DECEMBER 31,      TO DECEMBER 31,
                                                            1995                 1995                  1995
                                                        ------------        ---------------      ---------------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction)...........................        $.4729               $.3043               $.3733
                                                           ------               ------               ------
   Total Distribution..............................        $.4729               $.3043               $.3733
                                                           ======               ======               ======

For federal income tax purposes, 100% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.